Supplement dated October 7, 2016 to the

PNC Advantage Funds Statement of Additional Information (“SAI”)

dated September 28, 2016

PNC Advantage Institutional Treasury Money Market Fund

On October 5, 2016 PNC Funds and PNC Advantage Funds held a joint special meeting of shareholders (the “Meeting”) to consider certain proposals with respect to the above captioned Fund. As a result of the Meeting, the following information as presented in the SAI is hereby changed:

With respect to information in the SAI within the section captioned “TRUSTEES AND OFFICERS” pertaining to the trustee nominees considered at the Meeting (the “New Trustee Nominees”):

The New Trustee Nominees, Maryann Bruce and Mark Hancock, were each elected as Trustees at the Meeting. Their position held with the Trust  is revised to reflect that each New Trustee Nominee has been a Trustee since October 2016.

Effective October 2016, each Committee is composed of the Trust’s eight Trustees, Dorothy A. Berry, Maryann Bruce, John G. Drosdick, Mark Hancock, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, M.D. and Stephen M. Todd.

With respect to the section captioned “INVESTMENT LIMITATIONS AND RESTRICTIONS” shareholders approved amendments to the Fund’s fundamental investment limitations No. 2 on lending and No. 3 on borrowing. The Fund’s fundamental investment limitations on lending and borrowing are hereby deleted and restated as follows:

2.              Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

3.              Each Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-ADV-1016